                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, President and Chief Executive Officer of the 1838 Bond-Debenture Trading Fund (the "Fund"), with respect to the Fund's Form N-CSR for the year ended March 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: May 26, 2005                                /s/ Ross K. Chapin
       -------------                               -----------------------------
                                                   Ross K. Chapin
                                                   President
                                                   (Principal Executive Officer)

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


          The undersigned, the Secretary, Treasurer and Chief Financial Officer of the 1838 Bond-Debenture Trading Fund (the "Fund"), with respect to the Fund's Form N-CSR for the year ended March 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: May 26, 2005                                /s/ Daniel N. Mullen
       --------------                              -----------------------------
                                                   Daniel N. Mullen
                                                   Secretary and Treasurer
                                                   (Principal Financial Officer)